                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A
                                     AMENDED

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12 (b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               Opus360 Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                       Delaware                                     13-4023714
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

            39 West 13th Street, 3rd Floor, New York, New York 10011
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(Address of Principal Executive Offices)                              (Zip Code)


If this form relates to                      If this form relates to the
the registration of a class of               registration of a class of
securities pursuant to                       securities pursuant to
Section 12(b) of the Exchange                Section 12(g) of the Exchange
Act and is effective pursuant                Act and is effective pursuant
to General Instruction                       to General Instruction A.(d),
A.(c), please check the                      please check the following box. /x/
following box. / /



  Securities Act registration statement file number to which this form
relates:     333-93185

  Securities to be registered pursuant to Section 12(b) of the Act:


         Title of Each Class                Name of Each Exchange on Which
         to be so Registered                Each Class is to be Registered
-------------------------------------    -------------------------------------

-------------------------------------    -------------------------------------

-------------------------------------    -------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:


                   Common Stock, $0.001 par value per share
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                               (Title of Class)


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                               (Title of Class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $0.001 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-93185), as amended from time to time, is incorporated herein by reference.

ITEM 2.  EXHIBITS.

     The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     2. Certificate of Merger dated January 19, 2000 relating to the acquisition of Ithority Corporation incorporated by reference to
          Exhibit 3.1A of the Company's Registration Statement on Form S-1.

     3. Certificate of Merger dated February 24, 2000 relating to the acquisition of PeopleMover, Inc. incorporated by reference to Exhibit 3.1B of the Company's Registration Statement on Form S-1.

     4. Certificate of Amendment to Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.1C of the Company's Registration Statement on Form S-1.

     5. Form of Amended and Restated Certificate of Incorporation of the Registrant incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

     6. Bylaws of the Registrant incorporated by reference to Exhibit 3.3 to Company's Registration Statement on Form S-1.

     7.   Amended Bylaws of the Registrant incorporated by reference to Exhibit
          3.4 to the Company's Registration Statement on Form S-1.

     8. Certificate for Shares incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1.


                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                     Opus360 Corporation
                                     -------------------------------------------
                                                       (Registrant)


Date     April 3, 2000              By       /s/ Richard McCann
        ---------------------------    -----------------------------------------
                                             Richard McCann
                                             Chief Financial Officer

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